SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 1, 2003
(Date of Report)
((Date of earliest event reported))

GERMAN AMERICAN BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-11244 (Commission File Number)	35-1547518 (IRS Employer Identification Number)

711 Main Street Box 810 Jasper, Indiana (Address of principal executive offices)	47546 (Zip Code)

Registrant’s telephone number, including area code (812) 482-1314

Item 7.        Financial Statements and Exhibits.

         (c)        Exhibits

                          99    Press release issued May 1, 2003.

Item 9.         Regulation FD Disclosure.

On May 1, 2003, German American Bancorp (the “Company”), issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

The information under this caption is intended to be furnished by the Company under Item 12 of Form 8-K but is placed under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 9 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:    May 2, 2003